Exhibit 99.1

200 Crossing Boulevard, Bridgewater, NJ  08807

Press Release:

SYNCHRONOSS TECHNOLOGIES, INC. ANNOUNCES

SECOND QUARTER 2015 FINANCIAL RESULTS

•	Non-GAAP total revenue of $137.9 million increases 33% year-over-year
•	Cloud Services revenue of $71.9 million increases 54% year-over-year
•	Activation Services revenue of $66.0 million increases 16% year-over-year
•	Non-GAAP EPS of $0.56 increases 37% year-over-year

BRIDGEWATER, NJ –July 29, 2015 –  Synchronoss Technologies, Inc. (NASDAQ: SNCR), the mobile innovation leader that provides cloud solutions and software-based activation for mobile carriers, retailers and OEMs around the world, today announced financial results for the second quarter 2015.

“Synchronoss reported strong second quarter results that met or exceeded the high end of expectations,” said Stephen G. Waldis, Founder, Chairman and Chief Executive Officer of Synchronoss. “Each of our businesses performed well in the quarter and we were pleased to see some of our new wins began to scale and drive volumes, particularly on the cloud side. We are gaining strong traction among international mobile operators who are increasingly realizing the significant value Synchronoss’ white-label cloud solution can deliver to their subscribers.”

On a GAAP basis, Synchronoss reported net revenues of $137.8 million, representing an increase of 33% compared to the second quarter of 2014.  Gross profit was $82.9 million and income from operations was $23.6 million in the second quarter of 2015.  Net income was $15.2 million, leading to diluted earnings per share of $0.33, compared to $0.20 for the second quarter of 2014.

On a non-GAAP basis, Synchronoss reported net revenues, which adds back the purchase accounting adjustment related to revenues for certain acquisitions, of $137.9 million, an increase of 33% compared to the second quarter of 2014.  Gross profit for the second quarter of 2015 was $85.4 million, representing a gross margin of 62%.  Income from operations was $40.2 million in the second quarter of 2015, representing a year-over-year increase of 55% and an operating margin of 29%.  Net income was $26.0 million in the second quarter of 2015, up from $16.8 million in the year ago period.  Diluted earnings per share were $0.56 for the second quarter of 2015, compared to $0.41 for the second quarter of 2014.

A reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading "Non-GAAP Financial Measures."

“We are pleased with our second quarter performance,  highlighted by improving operating leverage, better-than-expected profitability and solid cash flow,” said Karen L. Rosenberger, Chief Financial Officer and Treasurer.  “We continue to execute at a high level, which is resulting in strong growth across both our cloud and activation services revenue, and we believe we are well positioned to maintain our strong momentum on a global basis.”

Conference Call Details

In conjunction with this announcement, Synchronoss will host a conference call today, July 29, 2015, at 8:30 a.m. (ET) to discuss the company's financial results.  To access this call, dial 877-930-7767 (domestic) or 253-336-7416 (international). The pass code for the call is 87150024. Additionally, a live web cast of the conference call will be available on the “Investor Relations” page on the company’s web site www.synchronoss.com.

Following the conference call, a replay will be available for a limited time at 855-859-2056 (domestic) or 404-537-3406 (international).  The replay pass code is 87150024.  An archived web cast of this conference call will also be available on the “Investor Relations” page of the company’s web site, www.synchronoss.com.

Non-GAAP Financial Measures

Synchronoss has provided in this release selected financial information that has not been prepared in accordance with GAAP. This information includes historical non-GAAP revenues, gross profit, operating income, net income, effective tax rate, earnings per share and cash flows from operating activities. Synchronoss uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Synchronoss’ ongoing operational performance. Synchronoss believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in Synchronoss’ industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial results discussed above add back the deferred revenue write-down associated with acquisitions, fair value stock-based compensation expense, acquisition-related costs which includes integration costs, changes in the contingent consideration obligation, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures as detailed above. As previously mentioned, a reconciliation of GAAP to non-GAAP results has been provided in the financial statement tables included in this press release.

About Synchronoss Technologies, Inc.

Synchronoss Technologies, Inc. (NASDAQ:SNCR), is the mobile innovation leader that provides cloud solutions and software-based activation for connected devices across the globe. The company’s proven and scalable technology solutions allow customers to connect, synchronize and activate connected devices and services that empower enterprises and consumers to live in a connected world. For more information visit us at: www.synchronoss.com.

Forward-looking Statements

This document may include certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, plans, objectives, expectations and intentions and other statements contained in this press release that are not historical facts and statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," “outlook” or words of similar meanings. These statements are based on our current beliefs or expectations and are inherently subject to various risks and uncertainties, including those set forth under the caption "Risk Factors" in Synchronoss’ Annual Report on Form 10-K for the year ended December 31, 2014 and other documents filed with the U.S. Securities and Exchange Commission. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. Synchronoss does not undertake any obligation to update any forward-looking statements contained in this document as a result of new information, future events or otherwise.

The Synchronoss logo, Synchronoss and Synchronoss Integrated Life are trademarks of Synchronoss Technologies, Inc. All other trademarks are property of their respective owners.

SOURCE: Synchronoss Technologies, Inc.

CONTACT: Synchronoss Technologies, Inc.

Investor:

Seth Potter, +1 646-277-1230

investor@synchronoss.com

or

Media:

Stacie Hiras, 908-674-0758

stacie.hiras@synchronoss.com

SYNCHRONOSS TECHNOLOGIES, INC.

BALANCE SHEETS

(in thousands, except per share data)

(Unaudited)

	June 30, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$176,053	$235,967
Marketable securities	65,939	51,097
Accounts receivable, net of allowance for doubtful accounts of $117 and $88 at June 30, 2015 and December 31, 2014, respectively	136,391	118,371
Prepaid expenses and other assets	43,275	35,023
Deferred tax assets	5,151	1,475
Total current assets	426,809	441,933
Marketable securities	7,324	3,313
Property and equipment, net	164,142	151,171
Goodwill	175,611	147,135
Intangible assets, net	105,529	99,489
Deferred tax assets	4,355	1,232
Other assets	18,009	18,549
Total assets	$901,779	$862,822

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$19,476	$25,059
Accrued expenses	37,933	42,679
Deferred revenues	14,424	11,897
Contingent consideration obligation	—	8,000
Total current liabilities	71,833	87,635
Lease financing obligation - long term	13,836	9,204
Convertible debt	230,000	230,000
Deferred tax liability	10,879	3,698
Other liabilities	3,309	3,178
Stockholders’ equity:
Preferred stock, $0.0001 par value; 10,000 shares authorized, 0 shares issued and outstanding at June 30, 2015 and December 31, 2014	—	—
Common stock, $0.0001 par value; 100,000 shares authorized, 47,514 and 46,444 shares issued; 43,810 and 42,711 outstanding at June 30, 2015 and December 31, 2014, respectively	4	4
Treasury stock, at cost (3,704 and 3,733 shares at June 30, 2015 and December 31, 2014, respectively)	(65,969)	(66,336)
Additional paid-in capital	484,161	454,740
Accumulated other comprehensive loss	(32,702)	(20,014)
Retained earnings	186,428	160,713
Total stockholders’ equity	571,922	529,107
Total liabilities and stockholders’ equity	$901,779	$862,822

SYNCHRONOSS TECHNOLOGIES, INC.

STATEMENT OF INCOME

(in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Net revenues	$137,820	$103,451	$270,746	$201,928
Costs and expenses:
Cost of services (1)(2)(3)*	54,920	41,290	108,575	81,269
Research and development (1)(2)(3)	22,462	17,305	44,486	32,845
Selling, general and administrative (1)(2)(3)	18,717	17,149	39,600	34,274
Net change in contingent consideration obligation	—	115	—	1,326
Restructuring charges	1,451	—	4,691	—
Depreciation and amortization	16,632	13,758	31,467	26,024
Total costs and expenses	114,182	89,617	228,819	175,738
Income from operations	23,638	13,834	41,927	26,190
Interest income	471	154	937	286
Interest expense	(1,418)	(371)	(2,760)	(874)
Other income	415	256	429	1,052
Income before income tax expense	23,106	13,873	40,533	26,654
Income tax expense	(7,952)	(5,509)	(14,818)	(10,705)
Net income	$15,154	$8,364	$25,715	$15,949

Net income attributable to Synchronoss	15,154	8,364	25,715	15,949
Add: After-tax interest on convertible debt	514	—	995	—
Net income for diluted EPS calculation	$15,668	$8,364	$26,710	$15,949

Net income per common share:
Basic	$0.36	$0.21	$0.61	$0.40
Diluted	$0.33	$0.20	$0.56	$0.39

Weighted-average common shares outstanding:
Basic	41,870	40,139	41,898	39,961
Diluted	47,271	40,978	47,371	40,878

* Cost of services excludes depreciation and amortization which is shown separately.
* Includes an add back for the convertible debt interest

(1) Amounts include fair value stock-based compensation as follows:
Cost of services	$1,603	$1,454	$3,085	$2,712
Research and development	1,645	1,375	3,127	2,645
Selling, general and administrative	3,210	4,011	6,875	7,325
Total fair value stock-based compensation expense	$6,458	$6,840	$13,087	$12,682

(2) Amounts include acquisition costs as follows:
Cost of services	$898	$—	$898	$31
Research and development	1,508	29	2,643	77
Selling, general and administrative	71	214	315	353
Total acquisition costs	$2,477	$243	$3,856	$461

(3) Amounts include fair value earn-out cash and stock compensation as follows:
Cost of services	$—	$16	$—	$16
Research and development	—	—	—	—
Selling, general and administrative	—	408	—	832
Total fair value earn-out cash and stock compensation expense	$—	$424	$—	$848

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(in thousands, except per share data)

(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014

Non-GAAP financial measures and reconciliation:

GAAP Revenue	$137,820	$103,451	$270,746	$201,928
Add: Deferred revenue write-down	38	109	217	333
Non-GAAP Revenue	$137,858	$103,560	$270,963	$202,261

GAAP Revenue	$137,820	$103,451	$270,746	$201,928
Less: Cost of services	54,920	41,290	108,575	81,269
GAAP Gross Margin	82,900	62,161	162,171	120,659
Add: Deferred revenue write-down	38	109	217	333
Add: Fair value stock-based compensation	1,603	1,454	3,085	2,712
Add: Acquisition and restructuring costs	898	—	898	31
Add: Deferred compensation expense - earn-out	—	16	—	16
Non-GAAP Gross Margin	$85,439	$63,740	$166,371	$123,751
Non-GAAP Gross Margin %	62%	62%	61%	61%

GAAP income from operations	$23,638	$13,834	$41,927	$26,190
Add: Deferred revenue write-down	38	109	217	333
Add: Fair value stock-based compensation	6,458	6,840	13,087	12,682
Add: Acquisition and restructuring costs	3,928	243	8,547	461
Add: Net change in contingent consideration obligation	—	115	—	1,326
Add: Deferred compensation expense - earn-out	—	424	—	848
Add: Amortization expense	6,150	4,383	11,325	8,296
Non-GAAP income from operations	$40,212	$25,948	$75,103	$50,136

GAAP net income attributable to common stockholders	$15,154	$8,364	$25,715	$15,949
Add: Deferred revenue write-down, net of tax	21	75	148	226
Add: Fair value stock-based compensation, net of tax	4,234	4,721	8,931	8,612
Add: Acquisition and restructuring costs, net of taxes	2,559	168	5,832	313
Add: Net change in contingent consideration obligation, net of Fx change	—	115	—	1,326
Add: Deferred compensation expense - earn-out, net of tax	—	293	—	576
Add: Amortization expense, net of tax	4,060	3,025	7,726	5,634
Non-GAAP net income	$26,028	$16,761	$48,352	$32,636

Net income attributable to Synchronoss	26,028	16,761	48,352	32,636
Add: After-tax interest on convertible debt	514	—	1,028	—
Net income for diluted EPS calculation	$26,542	$16,761	$49,380	$32,636

Diluted non-GAAP net income per share	$0.56	$0.41	$1.04	$0.80
Weighted shares outstanding - Diluted	47,271	40,978	47,371	40,878

SYNCHRONOSS TECHNOLOGIES, INC.

STATEMENT OF CASH FLOWS

(in thousands)

(Unaudited)

	Six Months Ended June 30,
	2015	2014
Operating activities:
Net income	$25,715	$15,949
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization expense	31,467	26,024
Amortization of debt issuance costs	750
Amortization of bond premium	756	166
Deferred income taxes	2,065	2,128
Non-cash interest on leased facility	464	460
Stock-based compensation	13,087	12,682
Changes in operating assets and liabilities:
Accounts receivable, net of allowance for doubtful accounts	(19,758)	(21,806)
Prepaid expenses and other current assets	(4,749)	(3,913)
Other assets	(282)	933
Accounts payable	2,869	(2,220)
Accrued expenses	(7,897)	(10,095)
Contingent consideration obligation	(1,532)	2,127
Excess tax benefit from the exercise of stock options	(3,898)	(1,224)
Other liabilities	(172)	1,152
Deferred revenues	2,882	(3,160)
Net cash provided by operating activities	41,767	19,203

Investing activities:
Purchases of fixed assets	(34,947)	(15,672)
Purchases of marketable securities available-for-sale	(72,015)	(4,070)
Maturities of marketable securities available-for-sale	52,375	880
Business acquired, net of cash	(59,481)	(6,322)
Net cash used in investing activities	(114,068)	(25,184)

Financing activities:
Proceeds from the exercise of stock options	11,828	7,870
Payments on contingent consideration obligation	(4,468)	—
Excess tax benefit from the exercise of stock options	3,898	1,224
Proceeds from the sale of treasury stock in connection with an employee stock purchase plan	975	740
Repayments of capital obligations	(564)	(618)
Net cash provided by financing activities	11,669	9,216
Effect of exchange rate changes on cash	718	193
Net (decrease) increase in cash and cash equivalents	(59,914)	3,428
Cash and cash equivalents at beginning of period	235,967	63,512
Cash and cash equivalents at end of period	$176,053	$66,940

SYNCHRONOSS TECHNOLOGIES, INC.

Reconciliation of GAAP to Non-GAAP Cash Provided by Operating Activities

(in thousands)

(Unaudited)

	Six Months Ended June 30,
	2015	2014

Non-GAAP cash provided by operating activities and reconciliation:

Net cash provided by operating activities (GAAP)	$41,767	$19,203
Add: Tax benefits from stock options exercised	3,898	1,224
Add: Cash payments on settlement of earn-out	3,532	—
Adjusted cash flow provided by operating activities (Non-GAAP)	$49,197	$20,427